                     [SOUTH VALLEY NATIONAL BANK LETTERHEAD]

                                                           FOR IMMEDIATE RELEASE
                                                                   April 2, 1996

South Valley Bancorporation announced today that it has terminated its stock repurchase program effective April 2, 1996.

Questions regarding this action may be directed to Brad L. Smith, President & CEO of the Company at (408) 848-2161.

                                  Exhibit 99.1
                                                                     Page 4 of 4